EXHIBIT 32

                           SECTION 1350 CERTIFICATIONS

                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Frankfort First Bancorp, Inc. (the "Registrant") hereby certify that this Annual Report on Form 10-KSB for the year ended June 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                          FRANKFORT FIRST BANCORP, INC.


                          By:/s/ Don Jennings
                             ----------------------------------------
                             Name:    Don Jennings
                             Title:   President and Chief Executive Officer



                           By:/s/ R. Clay Hulette
                              ----------------------------------------
                              Name: R. Clay Hulette
                              Title:   Vice President and Chief Financial
                                       Officer

Date: September 29, 2003